UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 9, 1999


                          OCWEN ASSET INVESTMENT CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



       VIRGINIA                     001-14043                    65-0736120
      (STATE OR OTHER              (COMMISSION               (I.R.S. EMPLOYER
        JURISDICTION               FILE NUMBER)             IDENTIFICATION NO.)
      OF INCORPORATION)


                              THE FORUM, SUITE 1000
                        1675 PALM BEACH LAKES BOULEVARD,
                            WEST PALM BEACH, FLORIDA                   33401
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)         (ZIP CODE)


                                 (561) 682-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS


The news release of Ocwen Asset Investment Corp. ("OAC") and XOOM.com, dated September 9, 1999, announcing a lease agreement between the two companies and certain other information is attached hereto and filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements.

             Not Applicable.

         (b)      Pro Forma Financial Information.

             Not Applicable

         (c)      Exhibits

                  (99.1) Text of a press release by OAC and XOOM.com dated September 9, 1999.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                               OCWEN ASSET INVESTMENT CORP.
                               (Registrant)

                               By: /s/  MARK S. ZEIDMAN
                               -------------------------------------------------
                                        Mark S. Zeidman
                               Senior Vice President and Chief Financial Officer



Date:   September 9, 1999

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

                                INDEX TO EXHIBIT



Exhibit No.   Description                                                Page
-----------   -----------                                                ----

    99.1      The news release of OAC and XOOM.com,  dated September       5
              9, 1999, announcing a lease agreement between the two companies and certain other information.


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